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FOURTH AMENDMENT

        FOURTH AMENDMENT, dated as of March 9, 2007 (this "Amendment"), to the Credit Agreement, dated as of May 13, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among PP HOLDING CORPORATION, a Delaware corporation ("Holdings"), POLYPORE, INC. (f/k/a PP Acquisition Corporation), a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, LEHMAN COMMERCIAL PAPER INC. and UBS SECURITIES LLC, as co-documentation agents, BEAR STEARNS CORPORATE LENDING INC., as syndication agent, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Administrative Agent").

W I T N E S S E T H:

        WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

        WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended as set forth below;

        NOW, THEREFORE, the parties hereto hereby agree as follows:

        SECTION 1.    Defined Terms.    Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        SECTION 2.    Amendment to Section 1.1 [Defined Terms].    (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in their appropriate alphabetical order:

        "Alnery" shall mean Alnery No. 104 Limited, a private company limited by shares organized in Hong Kong.

        "Alnery Acquisition" shall mean the acquisition by Polypore BV of Alnery pursuant to the Alnery Purchase Agreement.

        "Alnery Purchase Agreement" shall mean that certain Joint Venture Agreement entered into as of January 1, 2007 by and among Nippon Sheet Glass Company, Limited, a corporation organized and existing under the laws of Japan, Alnery, Polypore BV and Tianjin PE Separator Co. Ltd., a wholly foreign owned enterprise organized and existing under the laws of the People's Republic of China.

        "Polypore BV" shall mean Polypore B.V., a limited liability company organized and existing under the laws of the Netherlands.

  (b)
  The "Excess Cash Flow" definition is hereby amended by (i) inserting the following words at the end of clause (a)(ii) thereof, immediately before the word "over" contained therein:

        "(it being understood that the incurrence of charges related to the shutdown of the cellulosic business, to the extent included in determining Consolidated EBITDA pursuant to clause (xvii) of the definition thereof, in an aggregate amount not to exceed $15,000,000, shall not affect the calculation of such amount)";

        (ii)   inserting the words "(other than the Alnery Acquisition)" immediately after the words "Permitted Acquisitions" in clause (b)(iii) thereof; (iii) inserting the following words at the end of clause (b)(v) thereof, immediately before the "," contained therein:

          "(it being understood that the conversion of accrued charges included in determining Consolidated EBITDA pursuant to clause (xvii) of the definition thereof into cash charges shall not affect the calculation of such amount)";

        (iv)  deleting the word "and" at the end of clause (b)(xviii) thereof and substituting in lieu thereof a ";"; (v) deleting clause (b)(xix) in its entirety and substituting in lieu thereof the following:

          "(xix) in the case of the 2006 fiscal year only, to the extent included in determining Consolidated EBITDA for such fiscal year pursuant to clause (xvii) of the definition thereof, charges related to the shutdown of the cellulosic business not to exceed $15,000,000 and (xx) in the case of (1) the 2006 fiscal year, cash payments scheduled to be made in fiscal year 2007 not to exceed $6,000,000 and (2) the 2007, 2008 and 2009 fiscal years, additional cash payments actually made in any such fiscal year of up to $5,100,000 in the aggregate to fulfill the commitments of Polypore BV under the Alnery Purchase Agreement to acquire the remaining unowned Equity Interests of Alnery"; and

        (vi)  adding the following new sentence at the end thereof:

          "Notwithstanding the foregoing, "Excess Cash Flow" determined in respect of the 2007 fiscal year shall be increased by (i) the excess, if any, of (1) the amount deducted from the calculation of Excess Cash Flow for the 2006 fiscal year pursuant to clause (b)(xix) above over (2) the actual amount of cash payments made in fiscal year 2007 relating to the shutdown of the cellulosic business and (ii) the excess, if any, of (1) the amount deducted from the calculation of Excess Cash Flow for the 2006 fiscal year pursuant to clause (b)(xx)(1) above over (2) the actual amount of cash payments made in fiscal year 2007 (other than any such cash payments financed with the proceeds of Indebtedness, equity issuances or other proceeds that would not be included in Consolidated EBITDA for such fiscal year) in connection with the Alnery Acquisition.".

        SECTION 3.    Amendment to Section 2.25 [Prepayment Fees].    Section 2.25 of the Credit Agreement is hereby amended and restated in its entirety as follows:

        "SECTION 2.25.    Prepayment Fees.    In the event that, on or before December 13, 2007 (x) any prepayment of the Term Loans is made pursuant to Section 2.13(d) or (y) the Borrower optionally prepays the Term Loans with the proceeds from an incurrence of Indebtedness (in each case excluding any such prepayment made in connection with (i) an initial public offering yielding gross proceeds from the sale of primary shares of at least $150,000,000 by Holdings, the Borrower or any of its Subsidiaries or any of their holding companies, where at least $150,000,000 of such proceeds are used by Holdings, the Borrower or any of its Subsidiaries or any of their holding companies to reduce its Indebtedness (regardless of whether the proceeds of such offering are applied to prepay the Term Loans) or (ii) a Change in Control), the Borrower shall pay to each Term Lender a fee in an amount equal to the product of (a) 1.00% and (b) the principal amount of the Term Loans of such Lender so prepaid."

        SECTION 4.    Amendment to Section 6.4 [Investments, Loans and Advances].    Section 6.4(g) of the Credit Agreement is hereby amended by adding the following new language at the end thereof, immediately after the words ""Permitted Acquisition"" "and before the ")":

"(it being understood that the acquisition for cash by the Borrower or any of its Subsidiaries of (x) at least 60.0% of the shares of the issued and outstanding Equity Interests of Alnery in 2007 and (y) all or substantially all of the outstanding Equity Interests not acquired, directly or indirectly, pursuant to clause (x) above of Alnery on or before June 30, 2009 shall, in each case, be deemed to be a "Permitted Acquisition"; provided, in each case, that the conditions set forth in clauses (i), (ii), (iii), and (iv) above shall have been met with respect to such acquisition (it being understood that Alnery shall be deemed to be an "Acquired Entity" for purposes of making such determination))".

        SECTION 5.    Conditions to Effectiveness.    (a) Each amendment set forth in this Amendment shall be effective on the date on which the following conditions precedent have been satisfied or waived (the "Effective Date"):

          (i)    the Administrative Agent (or its counsel) shall have received a counterpart of this Amendment executed and delivered by a duly authorized officer of each of (A) Holdings, (B) the Borrower and (C) Lenders sufficient to approve such amendment in accordance with Section 9.8 of the Credit Agreement;

          (ii)   the Borrower shall have paid all fees and expenses of the Administrative Agent, including the reasonable fees and expenses of counsel to the Administrative Agent; and

          (iii)  after giving effect to such amendment, no Default or Event of Default shall have occurred and be continuing.

          (b)   The Administrative Agent shall notify the Borrower and each Lender (via IntraLinks or such other means reasonably determined by the Administrative Agent) of the occurrence of the Effective Date of such amendment.

        SECTION 6.    Representations and Warranties.    Each of the representations and warranties made by each of Holdings and the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

        SECTION 7.    Effect on the Loan Documents.    (a) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (b)   The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

        SECTION 8.    Expenses.    Holdings and the Borrower agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

        SECTION 9.    Affirmation of Guaranty and Credit Agreement.    The Guarantors hereby consent to this Amendment and hereby confirm, reaffirm and restate that their obligations under or in respect of the Credit Agreement and the documents related thereto to which they are a party are and shall remain in full force and effect after giving effect to the foregoing Amendment.

        SECTION 10.    GOVERNING LAW.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 11.    Execution in Counterparts.    This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

PP HOLDING CORPORATION
By:	/s/ LYNN K. AMOS
Name:	Lynn K. Amos
Title:	Chief Financial Officer
POLYPORE, INC., as a Borrower
By:	/s/ LYNN K. AMOS
Name:	Lynn K. Amos
Title:	Chief Financial Officer
JP MORGAN CHASE BANK, as Administrative Agent and a Lender
By:	/s/ PETER A. DEDOUSIS
Name:	Peter A. Dedousis
Title:	Managing Director
BEAR STEARNS CORPORATE LENDING INC., as Syndication Agent and a Lender
By:	/s/ VICTOR BULZACCHELLI
Name:	Victor Bulzacchelli
Title:	Vice President
GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent and a Lender
By:	/s/ ROBERT M. KADLICK
Name:	Robert M. Kadlick
Title:	Duly Authorized Signatory
LEHMAN COMMERCIAL PAPER INC., as Co-Documentation Agent and a Lender
By:	/s/ LEHMAN COMMERCIAL PAPER INC.
Name:
Title:
By:	/s/ [See attached schedule of signatory Lenders]
Name:
Title:

ACKNOWLEDGEMENT AND CONSENT

        Each of the undersigned Subsidiary Guarantors hereby acknowledges and consents to the foregoing Fourth Amendment.

        [LIST SUBSIDIARY GUARANTORS]

SCHEDULE OF SIGNATORY LENDERS

280 Funding I
Addison CDO. Limited
AIM Floating Rate Fund
Antares Capital Corporation
Antares Funding, L.P., as a Lender
Archimedes Funding III, Ltd.
Avalon Capital Ltd. 3
Bear Stearns Institutional Loan Master Fund
Bear Stearns Investment Products Inc.
Bear Stearns Loan Trust
Big Sky III Senior Loan Trust
Blackrock Senior Income Series
Blackrock Global Floating Rate Income
Bryn Mawr CLO, Ltd.
Carlyle Loan Investment, Ltd.
Carlyle High Yield Partners IV, Ltd.
Carlyle High Yield Partners V, Ltd.
Carlyle High Yield Partners VII, Ltd.
Centaurus Loan Trust
Champlain CLO, Ltd.
Charter View Portfolio
Clarenville CDO, SA
Clydesdale CLO 2003, Ltd.
Clydesdale CLO 2004, Ltd.
Continental Casualty Company
CSAM Funding I
CSAM Funding III
CSAM Funding IV
Diversified Credit Portfolio Ltd.
Eagle Creek CLO, Ltd.
Eaton Vance CDO III, Ltd.
Eaton Vance CDO VII, PLC
Eaton Vance CDO VIII, Ltd.
Eaton Vance CDO IX, Ltd.
Eaton Vance CDO X, Ltd.
Eaton Vance CDO XI, Ltd.
Eaton Vance Credit Opportunities Fund
Eaton Vance Institutional Senior Loan Fund
Eaton Vance Limited Duration Income Fund
Eaton Vance Senior Floating-Rate Trust
Eaton Vance Senior Floating-Rate Income Trust
Eaton Vance Senior Income Trust
Eaton Vance Short Diversified Income Trust
Eaton Vance Variable Leverage Fund Ltd.
Eaton Vance VT Floating-Rate Income Fund
Endurance CLO I, Ltd.
Fall Creek CLO, Ltd.
Fairway Loan Funding Company
First Trust / Highland Capital Floating Rate Income Fund II

Foothill Income Trust II, L.P.
Forest Creek CLO, Ltd.
Galaxy III CLO, Ltd.
Galaxy IV CLO Ltd.
Galaxy CLO 2003-1, Ltd.
Gallatin Funding I Ltd.
Gallatin CLO II 2005-1 LTD.
General Electric Capital Corporation, as Administrator for, GE Commercial Loan Holding LLC
General Electric Capital Corporation
Global Enhanced Loan Fund S.A.
Grand Central Asset Trust, BDC Series
Grayson & Co.
Grayston CLO II 2004-1 LTD.
Gulf Stream-Compass CLO 2005-I LTD
Highland Floating Rate LLC
Highland Floating Advantage Fund
Highland Capital Management LP
ING Capital LLC
ING Prime Rate Trust
Intercontinental CDO S.A.
IXIS Loomis Sayles Senior Loan Fund
IXIS Loomis Sayles Senior Loan Fund, LLC
IXIS Loomis Sayles Senior Loan Fund II, LLC
Jupiter Loan Funding LLC
KZH Soleil 2 LLC
Laguna Funding LLC
Landmark IV CDO Limited
The Loomis Sayles Senior Loan Fund II LLC
LFC Loan Funding LLC, for itself or as agent for Loan Funding Corp. THC, Ltd.
Loan Funding III LLC
Loan Funding VII LLC
Long Grove CLO, Limited
Madison Avenue CDO III, Limited
Madison Park Funding IV, Ltd.
MainStay Floating Rate Fund, a series of Eclipse Funds, Inc.
Maplewood (Cayman) Limited
Massachusetts Mutual Life Insurance Company, Bill & Melinda Gates Foundation Trust
Mayport CLO Ltd.
Morgan Stanley Prime Income Trust
Muirfield Trading LLC
National City Bank
Nautique Funding Ltd.
Navigator CDO 2003, LTD, as a Lender
Navigator CDO 2004, LTD, as a Lender
NCRAM Loan Trust
New York Life Insurance Company
New York Life Insurance and Annuity Corporation
The Norinchukin Bank, New York Branch
Nuveen Tax-Advantage Total Return Strategy
Nuveen Floating Rate Income Fund
NYLIM Institutional Floating Rate fund L.P.

NYLIM Flatiron CLO 2005-1 Ltd.
Oppenheimer Senior Floating Rate Fund
Petrusse European CLO S.A.
PIMCO Floating Income Fund
PIMCO Floating Rate Income Fund
PIMCO Floating Rate Strategy Fund
PPM Monarch Bay Funding LLC
Putnam Floating Rate Income Fund
Putnam Master Intermediate Income Trust
Restoration Funding CLO, Ltd.
RMF Euro CDO S.A.
RMF Euro CDO II S.A.
Rosemont CLO, Ltd.
Sagamore CLO, Ltd.
Saratoga CLO I, Limited
Senior Debt Portfolio
Senior Loan Portfolio
Southport CLO, Limited
Stanfield Carrera CLO, Ltd.
Stanfield Arbitrage CDO, Ltd.
Stanfield Daytona CLO, Ltd.
Stanfield Bristol CDO, Ltd.
Suffield CLO, Limited
The Sumitomo Trust & Banking Co., Ltd., New York Branch
SunAmerica Life Insurance Company
SunAmerica Senior Floating Rate Fund, Inc.
Symphony CLO I
UBS Loan Finance LLC
Van Kampen Senior Income Fund
Van Kampen Senior Loan Fund
Veritas CLO I., Ltd.
Waterville Funding LLC
Wells Fargo Advantage Short-Term High Yield Basis Fund
Wasatch CLO Ltd.
Waterfall European CLO S.A.
Waveland—INGOTS, LTD.

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FOURTH AMENDMENT
W I T N E S S E T H
ACKNOWLEDGEMENT AND CONSENT
SCHEDULE OF SIGNATORY LENDERS